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                                                                   EXHIBIT 10.22

                      FIRST SUBLEASE AGREEMENT AMENDMENT

     THIS AGREEMENT, dated August 6, 1997 is made by and between Attachmate Corporation, a Washington Corporation, ("Sublessor"), and Vicinity Corporation, a California corporation, ("Sublessee"), (hereinafter "First Sublease Agreement Amendment").

     THIS AGREEMENT relates to the Sublease Agreement dated the 2nd day of October, 1996 between Sublessor and Sublessee, ("Sublease").

                                    RECITALS

A. It is the desire of the Sublessor and Sublessee to amend the terms of said Sublease.

IN CONSIDERATION OF THE MUTUAL COVENANTS contained herein, Sublessor and Sublessee agree the Sublease is amended as follows:

1.   PREMISES:

     Effective August 6, 1997, the Premises hired from Sublessor by Sublessee shall be reduced from 10,370 rentable square feet and now shall be described as the one (1) story industrial/office building having the street address of 1135 San Antonio Road, Building C, Palo Alto, California, more particularly described as 7,598 rentable square feet, outlined on the floor plan attached to this First Sublease Agreement Amendment as Exhibit A.

2.   RENTAL:

     Section 5, subsection (a) is revised to read as follows:

     Effective August 6, 1997, Sublessee shall pay to Sublessor without deduction, setoff, prior notice or demand, as base rental ("Base Rent") the sum of $11,397.00 per month in advance on the first day of each month in lawful money of the United States of America, commencing on August 6, 1997, and continuing throughout the balance of the term.

     The second sentence of Section 5, subsection (b) shall be deleted and replaced with the following:

     Effective August 6, 1997, "Tenant's Percentage Share" of Operating Expenses and Real Property Taxes as defined in the Lease shall be 15.45%, calculated by dividing the approximate number of square feet contained within the Premises by the approximate number of rentable square feet contained within the Industrial Center as leased by Sublessor.

3.   BROKER'S FEES:

     Sublessee shall at its sole cost and expense pay broker's, finder's or other similar fees or commissions required in connection with this First Amendment to Sublease Agreement to Colliers Parrish International, Inc. and Grubb and Ellis Commercial Real Estate Services, and Sublessee knows of no other broker's, finder's or other similar fees or commissions required

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in connection with this Agreement, and shall indemnify, defend, protect and hold
Sublessor harmless from all damages, liabilities, claims, costs and expenses in any way related thereto.

4.   COUNTERPARTS:

     This Agreement may be signed in counterparts, each of which shall be an original, and all of which constitute one and the same agreement.

     Except as herein amended, the Sublease is hereby ratified and confirmed and all other terms of the Sublease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

Sublessee:                                   Sublessor:

Vicinity Corporation                         Attachmate Corporation
a California corporation                     a Washington corporation

By:______________________                    By:_______________________

Its:_____________________                    Its:______________________

Date:____________________                    Date:_____________________


The undersigned Lessor hereby consents to the foregoing First Sublease Amendment Agreement on the express condition that the Sublessor shall remain liable for the prompt payment of the rent and performance of the terms, conditions and covenants of the Lease between Lessor and Sublessor as Lessee and that no further subletting of the Premises thereby demised, or any part thereof shall be made without the written consent of the undersigned.

LESSOR:

Lincoln-Whitehall Pacific, LLC, a Delaware limited liability company.
By: Lincoln Property Company, Management Services, Inc., As Manager and Agent for Landlord

By:________________________

Its:_______________________

Date:______________________

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